Exhibit 99.1

Ryerson Holding Corporation Stockholders and Olympic Steel, Inc.

Shareholders Approve Proposals Related to Pending Transaction

(Chicago and Cleveland – February 12th, 2026) – Ryerson Holding Corporation (NYSE: RYI), a leading value-added processor and distributor of industrial metals, and Olympic Steel, Inc. (NASDAQ: ZEUS), a leading U.S. metals service center, announced today that the shareholders of Olympic Steel and the stockholders of Ryerson have approved the merger and the related issuance of Ryerson stock, respectively, at their respective Special Meetings. As a result, the closing of the merger is expected to occur on February 13, 2026, subject to the satisfaction of the remaining customary closing conditions. Shares of Olympic Steel will cease trading on February 13, 2026, and following the closing, Olympic Steel will no longer be listed on the NASDAQ exchange.

Under the terms of the merger agreement, upon the closing of the transaction, Olympic Steel will merge with Ryerson on the terms set forth in the merger agreement and Olympic Steel shareholders will be entitled to receive 1.7105 shares of Ryerson common stock per share of Olympic Steel common stock.

About Ryerson

Ryerson is a leading value-added processor and distributor of industrial metals, with operations in the United States, Canada, Mexico, and China. Founded in 1842, Ryerson has around 4,300 employees in approximately 106 locations. Visit Ryerson at www.ryerson.com.

About Olympic Steel

Founded in 1954, Olympic Steel (Nasdaq: ZEUS) is a leading U.S. metals service center focused on the direct sale and value-added processing of carbon and coated sheet, plate and coil steel products; stainless steel sheet, plate, bar and coil; aluminum sheet, plate and coil; pipe, tube, bar, valves and fittings; tin plate and metal-intensive end-use products, including stainless steel bollards; commercial, residential and industrial venting and air filtration systems; Wright® brand self-dumping hoppers; and metal canopy components. Headquartered in Cleveland, Ohio, Olympic Steel operates from 53 facilities. For additional information, please visit https://www.olysteel.com.

FORWARD-LOOKING STATEMENTS

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Ryerson’s and Olympic Steel’s current views about future events. Such forward-looking statements include, without limitation, statements about the benefits of the proposed transaction involving Ryerson and Olympic Steel, including future financial and operating results, expected synergies, Ryerson’s and Olympic Steel’s plans, objectives, expectations, and intentions, the expected timing and likelihood of completion of the proposed transaction, and other statements that are not historical facts. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates, and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to the consummation of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction, including as related to any government shutdown; the risk that the businesses will not be integrated successfully or will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected, or that the proposed transaction may be less accretive than expected; the risk that the merger will not provide shareholders with increased earnings potential; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Ryerson’s or Olympic Steel’s common stock; the risk of litigation related to the proposed transaction; the risk that increases to earnings, margins, and cash flows may not be as large as expected or may not occur at all; Ryerson and Olympic Steel may not be able to increase commercial growth, cross-sell, expand geographically, and scale the combined business as expected; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; adverse economic conditions; highly cyclical fluctuations resulting from, among others, seasonality, market uncertainty, and costs of goods sold; each company’s ability to remain competitive and maintain market share in the highly competitive and fragmented metals distribution industry; managing the costs of purchased metals relative to the price at which each company sells its products during periods of rapid price escalation or deflation; customer, supplier, and competitor consolidation, bankruptcy, or insolvency; the impairment of goodwill that could result from, among other things, volatility in the markets in which each company operates; the impact of geopolitical events; future funding for postretirement employee benefits may require substantial payments from current cash flow; the regulatory and other operational risks associated with our operations located outside of the United States; the adequacy of each company’s efforts to mitigate cyber security risks and threats; reduced production schedules, layoffs or work stoppages by each company’s own, its suppliers’, or customers’ personnel; any underfunding of certain employee retirement benefit plans and the actual costs exceeding current estimates; prolonged disruption of each company’s processing centers; failure to manage potential conflicts of interest between or among customers or suppliers of each company; unanticipated changes to, or any inability to hire and retain key personnel at either company; currency exchange rate fluctuations; the incurrence of substantial costs of liabilities to comply with, or as a result of, violations of environmental laws; the risk of product liability claims; either company’s indebtedness or covenants in the instruments governing such indebtedness; the influence of a single investor group over either company’s policies and procedures; and other risks inherent in Ryerson’s and Olympic Steel’s businesses and other factors described in Ryerson’s and Olympic Steel’s respective filings with the Securities and Exchange Commission (the “SEC”), including in the joint proxy statement filed by Ryerson and Olympic Steel with the SEC on January 14, 2026. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Ryerson and Olympic Steel, or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements are based on the estimates and opinions of management as of the date of this communication; subsequent events and developments may cause their assessments to change. Neither Ryerson nor Olympic Steel undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law and they specifically disclaim any obligation to do so. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the merger, Ryerson and Olympic Steel have filed a joint proxy statement with the SEC on January 14, 2026, and Ryerson has filed with the SEC the Registration Statement on Form S-4 on December 5, 2025 (File No. 333-291983) that includes the joint proxy statement of Ryerson and Olympic Steel and a prospectus of Ryerson. Each of Ryerson and Olympic Steel may also file other relevant documents with the SEC regarding the merger. This document is not a substitute for the Joint Proxy Statement/Prospectus or Registration Statement or any other document that Olympic Steel or Ryerson may file with the SEC. The definitive joint proxy statement/prospectus was mailed to stockholders of Ryerson and the shareholders of Olympic Steel on or about January 14, 2026. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RYERSON, OLYMPIC STEEL, AND THE MERGER.

Investors and security holders are able to obtain free copies of the Registration Statement, Joint Proxy Statement/Prospectus and other documents containing important information about Ryerson, Olympic Steel and the merger through the website maintained by the SEC at http://www.sec.gov. Copies of the Registration Statement, Joint Proxy Statement/Prospectus and other documents filed with the SEC by Ryerson may be obtained free of charge by directing a request by mail to Ryerson’s Corporate Secretary at Ryerson Holding Corporation, Attention: Secretary, 227 W. Monroe St., 27th Floor, Chicago, Illinois, 60606. Copies of the Registration Statement, Joint Proxy Statement/Prospectus and other documents filed with the SEC by Olympic Steel may be obtained free of charge by directing a request by mail to Olympic Steel’s Chief Financial Officer at Olympic Steel, Inc., 22901 Millcreek Boulevard, Suite 650, Highland Hills, OH, Attention: Chief Financial Officer.

Media and Investor Contact:

investorinfo@ryerson.com